UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 24, 2019

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-55030	90-0893594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 800-289-2515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On July 24, 2019, the board of directors (the “Board”) of Greenway Technologies, Inc. a Texas corporation (the “Company”) approved the engagement of Assurance Dimensions, Inc. (“Assurance”) as its independent registered public accounting firm. Soles Heyn & Company, LLP (“SHCPA”) served as the Company’s independent registered public accounting firm until July 24, 2019. The Company engaged Assurance as its independent registered public accounting, because Assurance acquired the public company practice of SHCPA.

The Company provided SHCPA a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that SHCPA furnish it with a letter addressed to the SEC stating whether SHCPA agrees with the statements in this Item 4.01 of this Form 8-K. SHCPA provided the Company with a letter addressed to the SEC, which is filed as Exhibit 99.1 to this Form 8-K, stating that SHCPA agrees with the statements in this Item 4.01.

SHCPA’s report on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth therein. SHCPA’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017, contained an explanatory paragraph regarding SHCPA’s significant doubts about the Company’s ability to continue as a going concern.

During the two-year period ended March 31, 2019 and the subsequent period through the date of this report: (i) there have been no disagreements with SHCPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SHCPA, would have caused SHCPA to make reference to the subject matter of the disagreement in connection with its reports; (ii) no such disagreement was discussed with the Board; and (iii) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended (“Regulation S-K”).

During the two most recent fiscal years and through the engagement date, the Company did not consult with Assurance regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (2) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Exhibit No.	Description

99.1	Letter to Securities and Exchange Commission from Soles, Heyn & Company dated July 31, 2019

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENWAY TECHNOLOGIES, INC.

Date: August 7, 2019	By:	/s/ Raymond Wright
Raymond Wright
Chairman of the Board